Exhibit 99.1

Covidien plc

Statement of Income

Quarter Ended December 25, 2009

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,749	$(105)	$2,644
Cost of goods sold	1,257	(72)	1,185

Gross profit	1,492	(33)	1,459
Selling, general and administrative expenses	834	(14)	820
Research and development expenses	101	(3)	98
Restructuring charges	5	—	5

Operating income	552	(16)	536
Interest expense	(43)	—	(43)
Interest income	5	—	5
Other income	8	(1)	7

Income from continuing operations before income taxes	522	(17)	505
Income tax expense	110	(6)	104

Income from continuing operations	412	(11)	401
Income from discontinued operations, net of income taxes	—	11	11

Net income	$412	$—	$412

Basic earnings per share:
Income from continuing operations	$0.82	$(0.02)	$0.80
Income from discontinued operations	—	0.02	0.02
Net income	0.82	—	0.82
Diluted earnings per share:
Income from continuing operations	$0.82	$(0.02)	$0.80
Income from discontinued operations	—	0.02	0.02
Net income	0.82	—	0.82
Weighted-average number of shares outstanding (in millions):
Basic	499	499	499
Diluted	504	504	504

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended March 26, 2010

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,662	$(111)	$2,551
Cost of goods sold	1,178	(80)	1,098

Gross profit	1,484	(31)	1,453
Selling, general and administrative expenses	781	(13)	768
Research and development expenses	116	(2)	114
Restructuring charges	26	—	26

Operating income	561	(16)	545
Interest expense	(43)	—	(43)
Interest income	6	—	6
Other income	21	—	21

Income from continuing operations before income taxes	545	(16)	529
Income tax expense	117	(10)	107

Income from continuing operations	428	(6)	422
Loss from discontinued operations, net of income taxes	(15)	6	(9)

Net income	$413	$—	$413

Basic earnings per share:
Income from continuing operations	$0.86	$(0.01)	$0.84
Loss from discontinued operations	(0.03)	0.01	(0.02)
Net income	0.83	—	0.83
Diluted earnings per share:
Income from continuing operations	$0.85	$(0.01)	$0.83
Loss from discontinued operations	(0.03)	0.01	(0.02)
Net income	0.82	—	0.82
Weighted-average number of shares outstanding (in millions):
Basic	501	501	501
Diluted	506	506	506

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Six Months Ended March 26, 2010

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$5,411	$(216)	$5,195
Cost of goods sold	2,435	(152)	2,283

Gross profit	2,976	(64)	2,912
Selling, general and administrative expenses	1,615	(27)	1,588
Research and development expenses	217	(5)	212
Restructuring charges	31	—	31

Operating income	1,113	(32)	1,081
Interest expense	(86)	—	(86)
Interest income	11	—	11
Other income	29	(1)	28

Income from continuing operations before income taxes	1,067	(33)	1,034
Income tax expense	227	(16)	211

Income from continuing operations	840	(17)	823
(Loss) income from discontinued operations, net of income taxes	(15)	17	2

Net income	$825	$—	$825

Basic earnings per share:
Income from continuing operations	$1.68	$(0.04)	$1.64
(Loss) income from discontinued operations	(0.03)	0.04	—
Net income	1.65	—	1.65
Diluted earnings per share:
Income from continuing operations	$1.66	$(0.03)	$1.63
(Loss) income from discontinued operations	(0.03)	0.03	—
Net income	1.63	—	1.63
Weighted-average number of shares outstanding (in millions):
Basic	500	500	500
Diluted	505	505	505

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended December 26, 2008

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,564	$(106)	$2,458
Cost of goods sold	1,192	(82)	1,110

Gross profit	1,372	(24)	1,348
Selling, general and administrative expenses	731	(9)	722
Research and development expenses	94	(2)	92
Restructuring charges	3	—	3

Operating income	544	(13)	531
Interest expense	(45)	—	(45)
Interest income	7	—	7
Other income	10	—	10

Income from continuing operations before income taxes	516	(13)	503
Income tax expense	135	(5)	130

Income from continuing operations	381	(8)	373
Income from discontinued operations, net of income taxes	5	8	13

Net income	$386	$—	$386

Basic earnings per share:
Income from continuing operations	$0.76	$(0.02)	$0.74
Income from discontinued operations	0.01	0.02	0.03
Net income	0.77	—	0.77
Diluted earnings per share:
Income from continuing operations	$0.75	$(0.02)	$0.74
Income from discontinued operations	0.01	0.02	0.03
Net income	0.76	—	0.76
Weighted-average number of shares outstanding (in millions):
Basic	504	504	504
Diluted	507	507	507

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended March 27, 2009

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,798	$(99)	$2,699
Cost of goods sold	1,250	(68)	1,182

Gross profit	1,548	(31)	1,517
Selling, general and administrative expenses	688	(8)	680
Research and development expenses	100	(2)	98
Restructuring charges	9	—	9
In-process research and development charges	20	—	20
Shareholder settlements	183	—	183

Operating income	548	(21)	527
Interest expense	(43)	—	(43)
Interest income	5	—	5
Other income	5	—	5

Income from continuing operations before income taxes	515	(21)	494
Income tax expense	330	(8)	322

Income from continuing operations	185	(13)	172
(Loss) income from discontinued operations, net of income taxes	(1)	13	12

Net income	$184	$—	$184

Basic earnings per share:
Income from continuing operations	$0.37	$(0.03)	$0.34
(Loss) income from discontinued operations	—	0.03	0.02
Net income	0.36	—	0.36
Diluted earnings per share:
Income from continuing operations	$0.37	$(0.03)	$0.34
(Loss) income from discontinued operations	—	0.03	0.02
Net income	0.36	—	0.36
Weighted-average number of shares outstanding (in millions):
Basic	504	504	504
Diluted	506	506	506

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended June 26, 2009

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,618	$(102)	$2,516
Cost of goods sold	1,223	(76)	1,147

Gross profit	1,395	(26)	1,369
Selling, general and administrative expenses	743	(9)	734
Research and development expenses	132	(2)	130
Restructuring charges	5	—	5
In-process research and development charges	59	—	59

Operating income	456	(15)	441
Interest expense	(43)	—	(43)
Interest income	8	—	8
Other income	7	—	7

Income from continuing operations before income taxes	428	(15)	413
Income tax expense	147	(7)	140

Income from continuing operations	281	(8)	273
Income from discontinued operations, net of income taxes	—	8	8

Net income	$281	$—	$281

Basic earnings per share:
Income from continuing operations	$0.56	$(0.02)	$0.54
Income from discontinued operations	—	0.02	0.02
Net income	0.56	—	0.56
Diluted earnings per share:
Income from continuing operations	$0.56	$(0.02)	$0.54
Income from discontinued operations	—	0.02	0.02
Net income	0.56	—	0.56
Weighted-average number of shares outstanding (in millions):
Basic	503	503	503
Diluted	505	505	505

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended September 25, 2009

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,697	$(107)	$2,590
Cost of goods sold	1,273	(90)	1,183

Gross profit	1,424	(17)	1,407
Selling, general and administrative expenses	924	(18)	906
Research and development expenses	112	(5)	107
Restructuring charges	44	—	44
In-process research and development charges	36	—	36

Operating income	308	6	314
Interest expense	(44)	—	(44)
Interest income	5	(1)	4
Other income	123	—	123

Income from continuing operations before income taxes	392	5	397
Income tax expense	337	(64)	273

Income from continuing operations	55	69	124
Income (loss) from discontinued operations, net of income taxes	1	(69)	(68)

Net income	$56	$—	$56

Basic earnings per share:
Income from continuing operations	$0.11	$0.14	$0.25
Income (loss) from discontinued operations	—	(0.14)	(0.14)
Net income	0.11	—	0.11
Diluted earnings per share:
Income from continuing operations	$0.11	$0.14	$0.25
Income (loss) from discontinued operations	—	(0.14)	(0.14)
Net income	0.11	—	0.11
Weighted-average number of shares outstanding (in millions):
Basic	501	501	501
Diluted	503	503	503

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Fiscal Year Ended September 25, 2009

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$10,677	$(414)	$10,263
Cost of goods sold	4,938	(316)	4,622

Gross profit	5,739	(98)	5,641
Selling, general and administrative expenses	3,086	(44)	3,042
Research and development expenses	438	(11)	427
Restructuring charges	61	—	61
In-process research and development charges	115	—	115
Shareholder settlements	183	—	183

Operating income	1,856	(43)	1,813
Interest expense	(175)	—	(175)
Interest income	25	(1)	24
Other income	145	—	145

Income from continuing operations before income taxes	1,851	(44)	1,807
Income tax expense	949	(84)	865

Income from continuing operations	902	40	942
Income (loss) from discontinued operations, net of income taxes	5	(40)	(35)

Net income	$907	$—	$907

Basic earnings per share:
Income from continuing operations	$1.79	$0.08	$1.87
Income (loss) from discontinued operations	0.01	(0.08)	(0.07)
Net income	1.80	—	1.80
Diluted earnings per share:
Income from continuing operations	$1.78	$0.08	$1.86
Income (loss) from discontinued operations	0.01	(0.08)	(0.07)
Net income	1.79	—	1.79
Weighted-average number of shares outstanding (in millions):
Basic	503	503	503
Diluted	505	505	505

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended December 28, 2007

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,422	$(106)	$2,316
Cost of goods sold	1,159	(82)	1,077

Gross profit	1,263	(24)	1,239
Selling, general and administrative expenses	701	(12)	689
Research and development expenses	80	(2)	78
Restructuring charges	5	—	5
In-process research and development charges	12	—	12

Operating income	465	(10)	455
Interest expense	(60)	—	(60)
Interest income	12	—	12
Other income, net	180	—	180

Income from continuing operations before income taxes	597	(10)	587
Income tax expense	85	57	142

Income from continuing operations	512	(67)	445
Loss from discontinued operations, net of income taxes	(92)	67	(25)

Net income	$420	$—	$420

Basic earnings per share:
Income from continuing operations	$1.03	$(0.14)	$0.89
Loss from discontinued operations	(0.19)	0.14	(0.05)
Net income	0.84	—	0.84
Diluted earnings per share:
Income from continuing operations	$1.02	$(0.13)	$0.89
Loss from discontinued operations	(0.18)	0.13	(0.05)
Net income	0.84	—	0.84
Weighted-average number of shares outstanding (in millions):
Basic	498	498	498
Diluted	502	502	502

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended March 28, 2008

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,537	$(111)	$2,426
Cost of goods sold	1,238	(83)	1,155

Gross profit	1,299	(28)	1,271
Selling, general and administrative expenses	706	(10)	696
Research and development expenses	78	(3)	75
Restructuring charges	64	—	64
Shareholder settlement	31	—	31

Operating income	420	(15)	405
Interest expense	(56)	—	(56)
Interest income	9	(1)	8
Other income, net	3	—	3

Income from continuing operations before income taxes	376	(16)	360
Income tax expense	119	(8)	111

Income from continuing operations	257	(8)	249
Income from discontinued operations, net of income taxes	6	8	14

Net income	$263	$—	$263

Basic earnings per share:
Income from continuing operations	$0.52	$(0.02)	$0.50
Income from discontinued operations	0.01	0.02	0.03
Net income	0.53	—	0.53
Diluted earnings per share:
Income from continuing operations	$0.51	$(0.02)	$0.49
Income from discontinued operations	0.01	0.02	0.03
Net income	0.52	—	0.52
Weighted-average number of shares outstanding (in millions):
Basic	499	499	499
Diluted	503	503	503

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended June 27, 2008

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,709	$(114)	$2,595
Cost of goods sold	1,289	(87)	1,202

Gross profit	1,420	(27)	1,393
Selling, general and administrative expenses	754	(9)	745
Research and development expenses	87	(2)	85
Restructuring charges	4	—	4
In-process research and development charges	10	—	10
Shareholder settlement, net of insurance recoveries	4	—	4

Operating income	561	(16)	545
Interest expense	(48)	—	(48)
Interest income	10	—	10
Other income, net	13	—	13

Income from continuing operations before income taxes	536	(16)	520
Income tax expense	193	(4)	189

Income from continuing operations	343	(12)	331
Loss from discontinued operations, net of income taxes	(74)	12	(62)

Net income	$269	$—	$269

Basic earnings per share:
Income from continuing operations	$0.68	$(0.02)	$0.66
Loss from discontinued operations	(0.15)	0.02	(0.12)
Net income	0.54	—	0.54
Diluted earnings per share:
Income from continuing operations	$0.68	$(0.02)	$0.65
Loss from discontinued operations	(0.15)	0.02	(0.12)
Net income	0.53	—	0.53
Weighted-average number of shares outstanding (in millions):
Basic	500	500	500
Diluted	505	505	505

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Quarter Ended September 26, 2008

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$2,690	$(117)	$2,573
Cost of goods sold	1,257	(90)	1,167

Gross profit	1,433	(27)	1,406
Selling, general and administrative expenses	762	(11)	751
Research and development expenses	105	(2)	103
Restructuring charges	4	—	4
Shareholder settlement, net of insurance recovery	7	—	7

Operating income	555	(14)	541
Interest expense	(45)	—	(45)
Interest income	13	—	13
Other income, net	3	—	3

Income from continuing operations before income taxes	526	(14)	512
Income tax expense	101	(7)	94

Income from continuing operations	425	(7)	418
Loss from discontinued operations, net of income taxes	(16)	7	(9)

Net income	$409	$—	$409

Basic earnings per share:
Income from continuing operations	$0.85	$(0.01)	$0.83
Loss from discontinued operations	(0.03)	0.01	(0.02)
Net income	0.81	—	0.81
Diluted earnings per share:
Income from continuing operations	$0.84	$(0.01)	$0.82
Loss from discontinued operations	(0.03)	0.01	(0.02)
Net income	0.81	—	0.81
Weighted-average number of shares outstanding (in millions):
Basic	502	502	502
Diluted	508	508	508

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Statement of Income

Fiscal Year Ended September 26, 2008

(dollars in millions, except per share data)

	GAAP	Reclass to discontinued operations (1)	Adjusted for discontinued operations (2)
Net sales	$10,358	$(448)	$9,910
Cost of goods sold	4,943	(342)	4,601

Gross profit	5,415	(106)	5,309
Selling, general and administrative expenses	2,923	(42)	2,881
Research and development expenses	350	(9)	341
Restructuring charges	77	—	77
In-process research and development charges	22	—	22
Shareholder settlements, net of insurance recoveries	42	—	42

Operating income	2,001	(55)	1,946
Interest expense	(209)	—	(209)
Interest income	44	(1)	43
Other income, net	199	—	199

Income from continuing operations before income taxes	2,035	(56)	1,979
Income tax expense	498	38	536

Income from continuing operations	1,537	(94)	1,443
Loss from discontinued operations, net of income taxes	(176)	94	(82)

Net income	$1,361	$—	$1,361

Basic earnings per share:
Income from continuing operations	$3.08	$(0.19)	$2.89
Loss from discontinued operations	(0.35)	0.19	(0.16)
Net income	2.72	—	2.72
Diluted earnings per share:
Income from continuing operations	$3.04	$(0.19)	$2.86
Loss from discontinued operations	(0.35)	0.19	(0.16)
Net income	2.70	—	2.70
Weighted-average number of shares outstanding (in millions):
Basic	500	500	500
Diluted	505	505	505

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Quarter Ended December 25, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,749	$1,492	54.3%	$552	20.1%	$522	$412	$0.82
Reclass to discontinued operations (1)	(105)	(33)	31.4	(16)	15.2	(17)	(11)	(0.02)
Adjusted for discontinued operations (2)	2,644	1,459	55.2	536	20.3	505	401	0.80
Non-GAAP adjustments:
Legal charge (3)	—	—		33		33	20	0.04
Restructuring charges (4)	—	—		5		5	3	0.01
Impact of tax sharing agreement (5)	—	—		—		(3)	(3)	(0.01)
Tax matters	—	—		—		—	(1)	—

Non-GAAP, revised for discontinued operations	2,644	1,459	55.2	574	21.7	540	420	0.84
Non-GAAP, as previously presented	2,749	1,492	54.3	590	21.5	557	431	0.86

Non-GAAP impact of discontinued operations (7)	$(105)	$(33)	31.4	$(16)	15.2	$(17)	$(11)	(0.02)

	Quarter Ended March 26, 2010
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,662	$1,484	55.7%	$561	21.1%	$545	$428	$0.85
Reclass to discontinued operations (1)	(111)	(31)	27.9	(16)	14.4	(16)	(6)	(0.01)
Adjusted for discontinued operations (2)	2,551	1,453	57.0	545	21.4	529	422	0.83
Non-GAAP adjustments:
Restructuring charges (4)	—	—		26		26	18	0.04
Impact of tax sharing agreement (5)	—	—		—		(13)	(13)	(0.03)
Tax matters (6)	—	—		—		—	8	0.02

Non-GAAP, revised for discontinued operations	2,551	1,453	57.0	571	22.4	542	435	0.86
Non-GAAP, as previously presented	2,662	1,484	55.7	587	22.1	558	444	0.88

Non-GAAP impact of discontinued operations (7)	$(111)	$(31)	27.9	$(16)	14.4	$(16)	$(9)	(0.02)

	Six Months Ended March 26, 2010
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$5,411	$2,976	55.0%	$1,113	20.6%	$1,067	$840	$1.66
Reclass to discontinued operations (1)	(216)	(64)	29.6	(32)	14.8	(33)	(17)	(0.03)
Adjusted for discontinued operations (2)	5,195	2,912	56.1	1,081	20.8	1,034	823	1.63
Non-GAAP adjustments:
Legal charge (3)	—	—		33		33	20	0.04
Restructuring charges (4)	—	—		31		31	21	0.04
Impact of tax sharing agreement (5)	—	—		—		(16)	(16)	(0.03)
Tax matters (6)	—	—		—		—	7	0.01

Non-GAAP, revised for discontinued operations	5,195	2,912	56.1	1,145	22.0	1,082	855	1.69
Non-GAAP, as previously presented	5,411	2,976	55.0	1,177	21.8	1,115	875	1.73

Non-GAAP impact of discontinued operations (7)	$(216)	$(64)	29.6	$(32)	14.8	$(33)	$(20)	(0.04)

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

(3)	Represents a legal charge related to an anti-trust case, which is included in selling, general and administrative expenses.
(4)	Primarily relates to employee severance and benefits.
(5)	Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and Tyco Electronics included in other income.
(6)	Primarily consists of adjustments to legacy income tax liabilities, a portion of which are not subject to the tax sharing agreement with Tyco International and Tyco Electronics.
(7)	Represents the impact on our previously presented non-GAAP amounts of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations.

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Quarter Ended December 26, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,564	$1,372	53.5%	$544	21.2%	$516	$381	$0.75
Reclass to discontinued operations (1)	(106)	(24)	22.6	(13)	12.3	(13)	(8)	(0.02)
Adjusted for discontinued operations (2)	2,458	1,348	54.8	531	21.6	503	373	0.74
Non-GAAP adjustments:
Legal charges (3)	—	—		36		36	22	0.04
Restructuring charges (4)	—	—		3		3	1	—
Impact of tax sharing agreement (5)	—	—		—		(2)	(2)	—
Tax matters (6)	—	—		—		—	(7)	(0.01)

Non-GAAP, revised for discontinued operations	2,458	1,348	54.8	570	23.2	540	387	0.76
Impact of Oxy ER (7)	(96)	(94)	97.9	(94)	97.9	(94)	(67)	(0.13)

Non-GAAP, revised for discontinued operations, excluding impact of Oxy ER	2,362	1,254	53.1	476	20.2	446	320	0.63
Non-GAAP, as previously presented	2,468	1,278	51.8	489	19.8	459	328	0.65

Non-GAAP impact of discontinued operations (17)	$(106)	$(24)	22.6	$(13)	12.3	$(13)	$(8)	(0.02)

	Quarter Ended March 27, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,798	$1,548	55.3%	$548	19.6%	$515	$185	$0.37
Reclass to discontinued operations (1)	(99)	(31)	31.3	(21)	21.2	(21)	(13)	(0.03)
Adjusted for discontinued operations (2)	2,699	1,517	56.2	527	19.5	494	172	0.34
Non-GAAP adjustments:
In-process research and development charge (8)	—	—		20		20	19	0.04
Restructuring charges (4)	—	—		9		9	5	0.01
Shareholder settlements (9)	—	—		183		183	183	0.36
Impact of tax sharing agreement (5)	—	—		—		1	1	—
Tax matters (10)	—	—		—		—	163	0.32

Non-GAAP, revised for discontinued operations	2,699	1,517	56.2	739	27.4	707	543	1.07
Impact of Oxy ER (7)	(258)	(252)	97.7	(251)	97.3	(251)	(192)	(0.38)

Non-GAAP, revised for discontinued operations, excluding impact of Oxy ER	2,441	1,265	51.8	488	20.0	456	351	0.69
Non-GAAP, as previously presented	2,540	1,296	51.0	509	20.0	477	364	0.72

Non-GAAP impact of discontinued operations (17)	$(99)	$(31)	31.3	$(21)	21.2	$(21)	$(13)	(0.02)

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Quarter Ended June 26, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,618	$1,395	53.3%	$456	17.4%	$428	$281	$0.56
Reclass to discontinued operations (1)	(102)	(26)	25.5	(15)	14.7	(15)	(8)	(0.02)
Adjusted for discontinued operations (2)	2,516	1,369	54.4	441	17.5	413	273	0.54
Non-GAAP adjustments:
Licensing fees (11)	—	—		30		30	19	0.04
In-process research and development charge (8)	—	—		59		59	59	0.12
Restructuring charges (4)	—	—		5		5	3	—
Impact of tax sharing agreement (5)	—	—		—		(3)	(3)	(0.01)
Tax matters (12)	—	—		—		—	24	0.05

Non-GAAP, revised for discontinued operations	2,516	1,369	54.4	535	21.3	504	375	0.74
Non-GAAP, as previously presented	2,618	1,395	53.3	550	21.0	519	385	0.76

Non-GAAP impact of discontinued operations (17)	$(102)	$(26)	25.5	$(15)	14.7	$(15)	$(10)	(0.02)

	Quarter Ended September 25, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,697	$1,424	52.8%	$308	11.4%	$392	$55	$0.11
Reclass to discontinued operations (1)	(107)	(17)	15.9	6	(5.6)	5	69	0.14
Adjusted for discontinued operations (2)	2,590	1,407	54.3	314	12.1	397	124	0.25
Non-GAAP adjustments:
Legal charge (3)	—	—		58		58	36	0.07
Environmental charge (13)	—	—		53		53	32	0.06
Loss on divestiture (14)	—	—		21		21	17	0.03
In-process research and development charge (8)	—	—		36		36	36	0.07
Restructuring charges (4)	—	—		44		44	30	0.06
Impact of tax sharing agreement (15)	—	—		—		(122)	(122)	(0.24)
Tax matters (16)	—	—		—		—	204	0.41

Non-GAAP, revised for discontinued operations	2,590	1,407	54.3	526	20.3	487	357	0.71
Non-GAAP, as previously presented	2,697	1,434	53.2	538	19.9	500	363	0.72

Non-GAAP impact of discontinued operations (17)	$(107)	$(27)	25.2	$(12)	11.2	$(13)	$(6)	(0.01)

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Fiscal Year Ended September 25, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$10,677	$5,739	53.8%	$1,856	17.4%	$1,851	$902	$1.78
Reclass to discontinued operations (1)	(414)	(98)	23.7	(43)	10.4	(44)	40	0.08
Adjusted for discontinued operations (2)	10,263	5,641	55.0	1,813	17.7	1,807	942	1.86
Non-GAAP adjustments:
Legal charges (3)	—	—		94		94	58	0.12
Licensing fees (11)	—	—		30		30	19	0.04
Environmental charge (13)	—	—		53		53	32	0.06
Loss on divestiture (14)	—	—		21		21	17	0.03
In-process research and development charges (8)	—	—		115		115	114	0.23
Restructuring charges (4)	—	—		61		61	39	0.08
Shareholder settlements (9)	—	—		183		183	183	0.36
Impact of tax sharing agreement (5)	—	—		—		(126)	(126)	(0.25)
Tax matters (10)(16)	—	—		—		—	384	0.76

Non-GAAP, revised for discontinued operations	10,263	5,641	55.0	2,370	23.1	2,238	1,662	3.29
Impact of Oxy ER (7)	(354)	(346)	97.7	(345)	97.5	(345)	(259)	(0.51)

Non-GAAP, revised for discontinued operations, excluding impact of Oxy ER	9,909	5,295	53.4	2,025	20.4	1,893	1,403	2.78
Non-GAAP, as previously presented	10,323	5,398	52.3	2,077	20.1	1,946	1,434	2.84

Non-GAAP impact of discontinued operations (17)	$(414)	$(103)	24.9	$(52)	12.6	$(53)	$(31)	(0.06)

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

(3)	Represents legal charges related to anti-trust cases, which are included in selling, general and administrative expenses.
(4)	Primarily relates to employee severance and benefits.
(5)	Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and Tyco Electronics included in other income.
(6)	Primarily relates to the retroactive reenactment of the U.S. research and development tax credit to January 1, 2008.
(7)	Represents the sales and direct costs attributable to selling oxycodone hydrochloride extended-release tablets (Oxy ER).
(8)	Relates to acquisitions by our Medical Devices segment.
(9)	Represents our portion of Tyco International’s legal settlements with certain shareholders and our portion of the estimated cost to settle all of the remaining securities cases outstanding.
(10)	Primarily consists of withholding tax incurred on repatriated earnings.
(11)	Consists of research and development expenses related to up front fees and milestone payments for licensing arrangements entered into by our Pharmaceuticals segment.

(12)	Primarily consists of adjustments to legacy income tax liabilities and withholding tax incurred on repatriated earnings.
(13)	Represents the estimated additional cost to remediate environmental matters at a site in Orrington, Maine.
(14)	Represents charges included in selling, general and administrative expenses for the loss on sale of Sleep Diagnostics and the write-down of Oxygen Therapy to its fair value less cost to sell.
(15)

Represents other income recorded under our tax sharing agreement with Tyco International and Tyco Electronics, primarily resulting from Tyco International’s settlement with the IRS of certain outstanding tax matters in the 2001 through 2004 audit cycle.

(16)

Primarily relates to an increase in income tax liabilities resulting from the effect of Tyco International’s settlement with the IRS of certain outstanding tax matters in the 2001 through 2004 audit cycle.

(17)	Represents the impact on our previously presented non-GAAP amounts of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations.

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Quarter Ended December 28, 2007
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,422	$1,263	52.1%	$465	19.2%	$597	$512	$1.02
Reclass to discontinued operations (1)	(106)	(24)	22.6	(10)	9.4	(10)	(67)	(0.13)
Adjusted for discontinued operations (2)	2,316	1,239	53.5	455	19.6	587	445	0.89
Non-GAAP adjustments:
In-process research and development charge (3)	—	—		12		12	12	0.02
Restructuring charges (4)	—	—		5		5	3	0.01
Impact of tax sharing agreement (5)	—	—		—		(172)	(172)	(0.34)
Tax matters (6)	—	—		—		—	6	0.01

Non-GAAP, revised for discontinued operations	2,316	1,239	53.5	472	20.4	432	294	0.59
Non-GAAP, as previously presented	2,422	1,263	52.1	482	19.9	442	301	0.60

Non-GAAP impact of discontinued operations (9)	$(106)	$(24)	22.6	$(10)	9.4	$(10)	$(7)	(0.01)

	Quarter Ended March 28, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,537	$1,299	51.2%	$420	16.6%	$376	$257	$0.51
Reclass to discontinued operations (1)	(111)	(28)	25.2	(15)	13.5	(16)	(8)	(0.02)
Adjusted for discontinued operations (2)	2,426	1,271	52.4	405	16.7	360	249	0.49
Non-GAAP adjustments:
Restructuring charges (4)	—	—		64		64	53	0.11
Shareholder settlements (7)	—	—		31		31	31	0.06
Tax matters (6)	—	—		—		—	(1)	—

Non-GAAP, revised for discontinued operations	2,426	1,271	52.4	500	20.6	455	332	0.66
Non-GAAP, as previously presented	2,537	1,299	51.2	515	20.3	471	340	0.68

Non-GAAP impact of discontinued operations (9)	$(111)	$(28)	25.2	$(15)	13.5	$(16)	$(8)	(0.02)

	Quarter Ended June 27, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,709	$1,420	52.4%	$561	20.7%	$536	$343	$0.68
Reclass to discontinued operations (1)	(114)	(27)	23.7	(16)	14.0	(16)	(12)	(0.02)
Adjusted for discontinued operations (2)	2,595	1,393	53.7	545	21.0	520	331	0.65
Non-GAAP adjustments:
In-process research and development charge (3)	—	—		10		10	10	0.02
Restructuring charges (4)	—	—		4		4	3	0.01
Shareholder settlements, net of insurance recoveries (7)	—	—		4		4	4	0.01
Impact of tax sharing agreement (5)	—	—		—		(9)	(9)	(0.02)
Tax matters (6)	—	—		—		—	26	0.05

Non-GAAP, reserved for discontinued operations:	2,595	1,393	53.7	563	21.7	529	365	0.72
Non-GAAP, as previously presented	2,709	1,420	52.4	579	21.4	545	378	0.75

Non-GAAP impact of discontinued operations (9)	$(114)	$(27)	23.7	$(16)	14.0	$(16)	$(13)	(0.02)

	Quarter Ended September 26, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$2,690	$1,433	53.3%	$555	20.6%	$526	$425	$0.84
Reclass to discontinued operations (1)	(117)	(27)	23.1	(14)	12.0	(14)	(7)	(0.01)
Adjusted for discontinued operations (2)	2,573	1,406	54.6	541	21.0	512	418	0.82
Non-GAAP adjustments:
Restructuring charges (4)	—	—		4		4	1	—
Shareholder settlements, net of insurance recovery (7)	—	—		7		7	7	0.01
Impact of tax sharing agreement (5)	—	—		—		(12)	(12)	(0.02)
Tax matters (6)	—	—		—		—	(41)	(0.08)

Non-GAAP, revised for discontinued operations	2,573	1,406	54.6	552	21.5	511	373	0.73
Impact of Oxy ER (8)	(57)	(56)	98.2	(47)	82.5	(47)	(34)	(0.07)

Non-GAAP, revised for discontinued operations, excluding impact of Oxy ER	2,516	1,350	53.7	505	20.1	464	339	0.67
Non-GAAP, as previously presented	2,633	1,377	52.3	519	19.7	478	345	0.68

Non-GAAP impact of discontinued operations (9)	$(117)	$(27)	23.1	$(14)	12.0	$(14)	$(6)	(0.01)

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Fiscal Year Ended September 26, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
GAAP	$10,358	$5,415	52.3%	$2,001	19.3%	$2,035	$1,537	$3.04
Reclass to discontinued operations (1)	(448)	(106)	23.7	(55)	12.3	(56)	(94)	(0.19)
Adjusted for discontinued operations (2)	9,910	5,309	53.6	1,946	19.6	1,979	1,443	2.86
Non-GAAP adjustments:
In-process research and development charge (3)	—	—		22		22	22	0.04
Restructuring charges (4)	—	—		77		77	60	0.12
Shareholder settlements, net of insurance recoveries (7)	—	—		42		42	42	0.08
Impact of tax sharing agreement (5)	—	—		—		(193)	(193)	(0.38)
Tax matters (6)	—	—		—		—	(10)	(0.02)

Non-GAAP, revised for discontinued operations	9,910	5,309	53.6	2,087	21.1	1,927	1,364	2.70
Impact of Oxy ER (8)	(57)	(56)	98.2	(47)	82.5	(47)	(34)	(0.07)

Non-GAAP, revised for discontinued operations, excluding impact of Oxy ER	9,853	5,253	53.3	2,040	20.7	1,880	1,330	2.63
Non-GAAP, as previously presented	10,301	5,359	52.0	2,095	20.3	1,936	1,364	2.70

Non-GAAP impact of discontinued operations (9)	$(448)	$(106)	23.7	$(55)	12.3	$(56)	$(34)	(0.07)

(1)

Represents the expected impact on our GAAP results of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations. This business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010.

(2)

As discussed in note 1, our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

(3)	Primarily relates to an acquisition by our Medical Devices segment.
(4)	Primarily relates to charges incurred within our Medical Devices segment.
(5)	Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and Tyco Electronics included in other income.
(6)	Primarily consists of adjustments to legacy income tax liabilities.
(7)	Represents our portion of Tyco International’s legal settlements with certain shareholders, net of insurance recoveries.
(8)	Represents the sales and direct costs attributable to selling oxycodone hydrochloride extended-release tablets (Oxy ER).
(9)	Represents the impact on our previously presented non-GAAP amounts of reclassifying our Specialty Chemicals pharmaceuticals business to discontinued operations.

Covidien plc

Product Line Sales and Segment Operating Income

Quarters Ended December 25, 2009, March 26, 2010

and Six Months Ended March 26, 2010

(dollars in millions)

	Quarters Ended		Six Months Ended
	December 25, 2009	March 26, 2010	March 26, 2010
NET SALES:
Endomechanical Instruments	$551	$520	$1,071
Soft Tissue Repair Products	219	213	432
Energy Devices	240	241	481
Oximetry & Monitoring Products	180	194	374
Airway & Ventilation Products	209	198	407
Vascular Products	182	164	346
Other Products	109	92	201

Medical Devices	1,690	1,622	3,312
Specialty Pharmaceuticals	141	105	246
Active Pharmaceutical Ingredients	87	112	199
Contrast Products	141	146	287
Radiopharmaceuticals	142	145	287

Pharmaceuticals (1)	511	508	1,019
Nursing Care Products	203	189	392
Medical Surgical Products	107	102	209
SharpSafety Products	85	78	163
Original Equipment Manufacturer Products	48	52	100

Medical Supplies	443	421	864

	$2,644	$2,551	$5,195

OPERATING INCOME:
Medical Devices	$533	$506	$1,039
Pharmaceuticals (1)	85	103	188
Medical Supplies	68	55	123
Corporate	(150)	(119)	(269)

	$536	$545	$1,081

(1)

Our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Product Line Sales and Segment Operating Income

Quarters Ended December 26, 2008, March 27, 2009, June 26, 2009, September 25, 2009

and Fiscal Year Ended September 25, 2009

(dollars in millions)

	Quarters Ended				Fiscal Year Ended
	December 26, 2008	March 27, 2009	June 26, 2009	September 25, 2009	September 25, 2009
NET SALES:
Endomechanical Instruments	$475	$474	$512	$521	$1,982
Soft Tissue Repair Products	193	198	209	207	807
Energy Devices	205	208	222	232	867
Oximetry & Monitoring Products	148	167	155	166	636
Airway & Ventilation Products	178	184	189	212	763
Vascular Products	132	132	143	167	574
Other Products	101	101	108	122	432

Medical Devices	1,432	1,464	1,538	1,627	6,061
Specialty Pharmaceuticals	237	405	138	118	898
Active Pharmaceutical Ingredients	94	114	107	90	405
Contrast Products	140	143	149	159	591
Radiopharmaceuticals	120	128	145	163	556

Pharmaceuticals (1)	591	790	539	530	2,450
Nursing Care Products	200	197	199	194	790
Medical Surgical Products	101	108	104	104	417
SharpSafety Products	84	85	83	82	334
Original Equipment Manufacturer Products	50	55	53	53	211

Medical Supplies	435	445	439	433	1,752

	$2,458	$2,699	$2,516	$2,590	$10,263

OPERATING INCOME:
Medical Devices	$448	$425	$426	$431	$1,730
Pharmaceuticals (1)	186	355	57	60	658
Medical Supplies	45	52	71	43	211
Corporate	(148)	(305)	(113)	(220)	(786)

	$531	$527	$441	$314	$1,813

(1)

Our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.

Covidien plc

Product Line Sales and Segment Operating Income

Quarters Ended December 28, 2007, March 28, 2008, June 27, 2008, September 26, 2008

and Fiscal Year Ended September 26, 2008

(dollars in millions)

	Quarters Ended				Fiscal Year Ended
	December 28, 2007	March 28, 2008	June 27, 2008	September 26, 2008	September 26, 2008
NET SALES:
Endomechanical Instruments	$455	$466	$522	$485	$1,928
Soft Tissue Repair Products	173	193	212	208	786
Energy Devices	185	194	213	213	805
Oximetry & Monitoring Products	152	165	161	158	636
Airway & Ventilation Products	185	208	204	209	806
Vascular Products	120	118	127	128	493
Other Products	109	105	127	119	460

Medical Devices	1,379	1,449	1,566	1,520	5,914
Specialty Pharmaceuticals	127	115	139	201	582
Active Pharmaceutical Ingredients	94	124	118	95	431
Contrast Products	151	158	167	159	635
Radiopharmaceuticals	135	141	147	136	559

Pharmaceuticals (1)	507	538	571	591	2,207
Nursing Care Products	190	189	200	205	784
Medical Surgical Products	105	108	110	108	431
SharpSafety Products	90	93	90	89	362
Original Equipment Manufacturer Products	45	49	58	60	212

Medical Supplies	430	439	458	462	1,789

	$2,316	$2,426	$2,595	$2,573	$9,910

OPERATING INCOME:
Medical Devices	$426	$407	$483	$470	$1,786
Pharmaceuticals (1)	81	90	115	139	425
Medical Supplies	48	48	53	44	193
Corporate	(100)	(140)	(106)	(112)	(458)

	$455	$405	$545	$541	$1,946

(1)

Our Specialty Chemicals pharmaceuticals business will be reflected as held for sale and included in discontinued operations beginning with the third quarter of fiscal 2010, at which time we expect these amounts to become our new GAAP results.